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Exhibit 99.2

TENDER AND VOTING AGREEMENT

        THIS TENDER AND VOTING AGREEMENT (this "Agreement") is made and entered into as of September 1, 2008, by and between Shionogi & Co., Ltd., a company formed under the laws of Japan ("Parent"), and the undersigned stockholder (the "Stockholder") of Sciele Pharma, Inc., a Delaware corporation (the "Company").

RECITALS

        A.    Parent, Tall Bridge, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub"), and the Company have entered into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), which provides for, among other things, (i) an offer by Merger Sub (the "Offer") to pay $31.00 in cash (the "Offer Price") for each of the issued and outstanding shares of common stock, par value $0.001 per share, of the Company ("Company Common Stock"), and (ii) the merger of Merger Sub with and into the Company (the "Merger") pursuant to which all outstanding shares of capital stock of the Company will be converted into the right to receive the consideration set forth in the Merger Agreement.

        B.    The Stockholder is the beneficial owner (as defined in Rule 13d 3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of Company Common Stock, options to purchase such number of shares of Company Common Stock and restricted stock units with respect to such number of shares of Company Common Stock as set forth on Schedule 1 to this Agreement.

        C.    As a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have required the Stockholder, and in order to induce Parent and Merger Sub to enter into the Merger Agreement, the Stockholder (solely in his capacity as such) has agreed to enter into this Agreement and tender and vote the Shares as described herein.

        NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

        1.     Certain Definitions.    All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

          (a)   "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been terminated for any reason, (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, or (iii) such date and time as any amendment or change to the Offer or Merger Agreement is effected without the Stockholder's consent that (A) decreases the Offer Price, or (B) materially and adversely affects the Stockholder, or (C) violates Section 1.1(e) of the Merger Agreement.

          (b)   "Person" shall mean any individual, corporation, limited liability company, general or limited partnership, trust, unincorporated association or other entity of any kind or nature, or any governmental authority.

          (c)   "Shares" shall mean (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) owned by the Stockholder as of the date hereof, and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which the Stockholder acquires ownership during the period from the date of this Agreement through the Expiration Date (including by way of stock dividend or distribution, split-up, recapitalization, combination, exchange of shares and the like).

          (d)   "Transfer". A Person shall be deemed to have effected a "Transfer" of a Share if such person directly or indirectly (i) sells, pledges, encumbers, assigns, grants an option with respect to, transfers or disposes of such Share or any interest in such Share, (ii) grants any proxies or power of attorney, or (iii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, assignment of, grant of an option with respect to, transfer of or disposition of such Share or any interest therein.

        2.     Transfer of Shares.

          (a)   Transfer Restrictions.    Except as expressly contemplated by this Agreement in connection with the Offer, the Stockholder agrees that he shall not cause or permit any Transfer of any of Stockholder's Shares to be effected. Stockholder shall not seek or solicit any Transfer and agrees to notify Parent promptly, and to provide all details requested by Parent, if Stockholder shall be approached or solicited, directly or indirectly, by any Person with respect to any of the foregoing.

          (b)   Transfer of Voting Rights.    The Stockholder agrees that he shall not deposit (or permit the deposit of) any Stockholder's Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of the Stockholder under this Agreement with respect to any of the Shares.

        3.     Agreement to Vote Shares.

          (a)   At every meeting of the stockholders of the Company called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Company, the Stockholder (solely in the Stockholder's capacity as such, and not in any other capacity such as an officer or director) shall, or shall cause the holder of record on any applicable record date to, vote the Shares in favor of (i) the adoption of the Merger Agreement and the other transactions contemplated by the Merger Agreement, and (ii) any related matter that must be approved by the common stockholders of the Company in order for the transactions contemplated by the Merger Agreement to be consummated.

          (b)   The Stockholder agrees that it will not vote any Shares in favor of, or consent to, and will vote against and not consent to, the approval of any (i) acquisition proposal, (ii) reorganization, recapitalization, liquidation or winding-up of the Company or any other extraordinary transaction involving the Company, (iii) corporate action the consummation of which would frustrate the purposes, or prevent or delay the consummation, of the transactions contemplated by the Merger Agreement or (iv) other matter relating to, or in connection with, any of the foregoing matters.

        4.     Agreement to Tender.    The Stockholder shall tender (and shall not withdraw), pursuant to and in accordance with the terms of the Offer, Stockholder's Shares. No later than two (2) Business Days prior to the initial expiration date of the Offer, the Stockholder shall (i) deliver to the depositary designated in the Offer (A) a letter of transmittal with respect to the Shares complying with the terms of the Offer, (B) certificates representing the Shares, and (C) all other documents or instruments required to be delivered pursuant to the terms of the Offer, and/or (ii) instruct the Stockholder's broker or such other person who is the holder of record of any Shares beneficially owned by the Stockholder to tender such Shares for exchange in the Offer pursuant to the terms and conditions of the Offer. Prior to the Expiration Date, the Stockholder shall not tender the Shares into any exchange or tender offer commenced by a third party other than Parent, Merger Sub or any other subsidiary of Parent.

        5.     Option.    The Stockholder hereby grants to Parent an irrevocable option (the "Option") to purchase all Shares owned by Stockholder (as set forth on the signature page hereto) that Stockholder does not tender into the Offer in accordance with Section 4, at a purchase price of $31.00 per Share (or any higher price paid for any Share in the Offer).

        6.     Exercise of Option.    (i) The Option shall become exercisable on the date that the Offer is consummated without Stockholder having tendered all of its Shares in accordance with Section 4 and shall remain exercisable for a period of 30 days thereafter.

           (ii)  If Parent wishes to exercise the Option, it shall send a written notice (the "Exercise Notice") to the Stockholder identifying the time and place for the closing of such purchase at least three Business Days prior to such closing, which notice may be given prior to the Option becoming exercisable.

          (iii)  Parent is not obligated exercise the Option; provided, that once Parent has delivered to the Stockholder an Exercise Notice, subject to the terms and conditions of this Agreement, Parent shall be bound to effect the purchase as described in the Exercise Notice.

        7.     Directors and Officers.    Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or shall require the Stockholder to attempt to) limit or restrict the Stockholder in his capacity as a director or officer of the Company or any designee of the Stockholder who is a director or officer of the Company from acting in such capacity or voting in such person's sole discretion on any matter (it being understood that this Agreement shall apply to the Stockholder solely in his capacity as a stockholder of the Company).

        8.     Irrevocable Proxy.    Concurrently with the execution of this Agreement, the Stockholder shall deliver to Parent a proxy in the form attached hereto as Exhibit A (the "Irrevocable Proxy"), which shall be irrevocable to the extent permissible by law, with respect to the Shares. The Stockholder hereby revokes any proxies previously granted that would otherwise conflict with the proxy contemplated in this Section 8 and agrees to execute any further agreement or form reasonably necessary to affirm and effectuate the grant of the proxy contained herein.

        9.     No Ownership Interest.    Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and Parent shall have no authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise provided herein.

        10.   Representations and Warranties of the Stockholder.    The Stockholder represents and warrants as follows:

          (a)   Legal Right.    The Stockholder has the capacity and the full legal capacity, power and authority to execute, deliver and perform this Agreement and to grant the Irrevocable Proxy.

          (b)   Due Execution and Delivery; Enforceability.    This Agreement has been duly executed and delivered by the Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) general principles of equity regardless of whether enforceability is considered in a proceeding at law or in equity.

          (c)   No Conflicts.    The execution and delivery by the Stockholder of this Agreement, the performance by the Stockholder of its obligations hereunder or the consummation by the Stockholder of the transactions contemplated hereby will not (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement, or other instrument or obligation applicable to the Stockholder or the Shares, (ii) violate any order, decree, judgment, order, statute, rule, or regulation applicable to the

  Stockholder, (iii) require the Stockholder to obtain the consent or approval of, or make any filing with or notification to, any governmental authority, or (iv) require the consent or approval of any other person pursuant to any agreement, obligation or instrument binding on such Stockholder or his property and assets.

          (d)   Ownership of Shares.    The Stockholder (i) is the beneficial owner of the shares of Company Common Stock set forth on Schedule 1, all of which are free and clear of any liens, adverse claims, charges, security interests, pledges or options, proxies, voting trusts or agreements, understandings or agreements, or any other rights or encumbrances ("Encumbrances") (except any Encumbrances arising under applicable U.S. federal securities Laws or arising hereunder), (ii) is the owner of options that are exercisable for the number of shares of Company Common Stock set forth on Schedule 1, all of which options and shares of Company Common Stock issuable upon the exercise of such options are free and clear of any Encumbrances (except any Encumbrances arising under securities laws or arising hereunder), and (iii) does not own, beneficially or otherwise, any securities of the Company other than the shares of Company Common Stock, options or other rights to purchase shares of Company Common Stock, and shares of Company Common Stock issuable upon the exercise of such options, set forth on Schedule 1.

        11.   Legending of Shares.    If so requested by Parent, the Stockholder agrees that the Shares shall bear a legend stating that they are subject to this Agreement and the Irrevocable Proxy.

        12.   Termination.    This Agreement and the Irrevocable Proxy shall terminate and shall have no further force or effect as of the Expiration Date.

        13.   Finder's Fees.    No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder.

        14.   Appraisal Rights.    Stockholder agrees not to exercise any rights (including under Section 262 of the General Corporation Law of the State of Delaware) to demand appraisal of any Shares which may arise with respect to the Merger.

        15.   Miscellaneous.

          (a)   Binding Effect and Assignment.    This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto, in whole or in part (whether by operation of Law or otherwise), without the prior written consent of the other party, and any attempt to make any such assignment without such consent shall be null and void.

          (b)   Amendments; Waiver.    This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

          (c)   Specific Performance.    The parties hereto agree that irreparable damage would occur to Parent in the event that the provisions contained in this Agreement were not performed by the Company in accordance with its specific terms or were otherwise breached by the Company. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions, without the posting of any bond, to prevent breaches of this Agreement by the Company and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

          (d)   Notices.    All notices, requests, demands, consents and communications necessary or required under this Agreement shall be delivered by hand or sent by registered or certified mail, return receipt requested, by overnight prepaid courier or by facsimile (receipt confirmed) to:

      If to Parent:

      Shionogi & Co., Ltd.
      1-8 Doshomachi 3-Chome
      Chuo-Ku, Osaka 541-0045
      Japan
      Attn: Shinya Matsuzawa, General Manager of Legal Department
      Facsimile: +81-6—6202-0886

      with a copy to:

      Davis Polk & Wardwell
      450 Lexington Avenue
      New York, NY 10017
      Attn: Theodore A. Paradise
      Attn: Michael Davis
      Facsimile: (212) 450-3800

      If to the Stockholder, in care of:

      Paul, Hastings, Janofsky & Walker LLP
      600 Peachtree St. NE, 24th Floor
      Atlanta, GA 30308
      Attn: Tinley Anderson
      Telephone: (404) 815-2215
      Facsimile: (404) 815-5215

          All such notices, requests, demands, consents and other communications shall be deemed to have been duly given or sent three (3) days following the date on which mailed, or one (1) day following the date mailed if sent by overnight courier, or on the date on which delivered by hand or by facsimile transmission (receipt confirmed), as the case may be, and addressed in accordance herewith.

          (e)   Third Party Beneficiaries.    Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person, other than the parties hereto and their permitted successors and assigns, any rights or remedies under or by reason of this Agreement or any other certificate, document, instrument or agreement executed in connection herewith nor be relied upon other than the parties hereto and their permitted successors or assigns, if any.

          (f)    Assignment.    No party may assign or transfer this Agreement, in whole or in part, without the prior written consent of the other parties hereto; provided that the Parent may assign or transfer this Agreement to Merger Sub without the prior written consent of the Stockholder.

          (g)   Governing Law.    This Agreement, and all matters arising out of or relating to this Agreement and any of the transactions contemplated hereby, including, without limitation, the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware applicable to contracts made and to be performed entirely in such State (without giving effect to the conflicts of laws provisions thereof).

          (h)   Entire Agreement.    This Agreement and the Irrevocable Proxy constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof; provided that this provision shall not abrogate any other written agreement between the parties executed simultaneously with this Agreement.

          (i)    Severability.    If any term or provision of this Agreement shall, in any jurisdiction and to any extent, be finally held invalid or unenforceable, such term or provision shall only be ineffective as to such jurisdiction, and only to the extent of such invalidity or unenforceability, without invalidating or rendering unenforceable any other term or provision of this Agreement, and the parties shall negotiate in good faith a substitute provision which comes as close as possible to the invalidated or unenforceable term or provision, and which puts each party in a position as nearly comparable as possible to the position it would have been in but for the finding of invalidity or unenforceability, while remaining valid and enforceable.

          (j)    Interpretation.    Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation." As used in this Agreement, the term "affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act. Unless specified otherwise, in this Agreement the obligations of any party consisting of more than one person are joint and several. The words "hereof", "herein" and "hereunder" and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Sections, Exhibits and Schedules are to Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. "Writing", "written" and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

          (k)   Further Assurances.    Parent and Stockholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.

          (l)    Headings.    The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto and shall not in any way affect the meaning or interpretation of this Agreement.

          (m)  Expenses.    All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring the expenses.

          (n)   Counterparts.    This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

          (o)   Facsimile Signatures.    The delivery of signature pages to this Agreement (in counterparts or otherwise) by facsimile transmission or other electronic transmission shall be sufficient to bind the parties to the terms and conditions of this Agreement.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

PARENT:
SHIONOGI & CO., LTD.
By:	Name: Isao Teshirogi Title: President & Representative Director

[Signatures continue on following page.]

(Signature Pages to Tender and Voting Agreement)

STOCKHOLDER:
Name:

(Signature Pages to Tender and Voting Agreement)

Schedule 1
Shares Beneficially Owned

Name:	:

0 shares of Company Common Stock

0 shares of Company Common Stock issuable upon exercise of outstanding options

30,000 shares of Company Common Stock issuable upon settlement of outstanding restricted stock units

EXHIBIT A

IRREVOCABLE PROXY

See attached.

 IRREVOCABLE PROXY

Dated:                  , 2008

        The undersigned stockholder (the "Stockholder") of Sciele Pharma, Inc., a Delaware corporation (the "Company"), hereby irrevocably appoints Shionogi & Co., Ltd. ("Proxy") as the sole and exclusive attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Irrevocable Proxy until the Expiration Date (as defined below). Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date.

        This Irrevocable Proxy is irrevocable to the fullest extent permitted by law, is coupled with an interest and is granted pursuant to that certain Tender and Voting Agreement of even date herewith by and between Parent and the undersigned stockholder (the "Tender and Voting Agreement"), and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), among Parent, Tall Bridge, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub"), and the Company.

        As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been terminated for any reason, (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, or (iii) such date and time as any amendment or change to the Offer or Merger Agreement is effected without any Stockholder's consent that (A) decreases the Offer Price, or (B) materially and adversely affects any Stockholder, or (C) violates Section 1.1(e) of the Merger Agreement.

        The Proxy is hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting: in favor of (i) the adoption of the Merger Agreement and the other transactions contemplated by the Merger Agreement, and (ii) any related matter that must be approved by the common stockholders of the Company in order for the transactions contemplated by the Merger Agreement to be consummated. The Proxy may not exercise this Irrevocable Proxy on any other matter. The undersigned stockholder may vote the Shares on all other matters.

        Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

        The undersigned has executed this Irrevocable Proxy as of the date first written above.

STOCKHOLDER:
Name:

(Signature Page to Irrevocable Proxy)

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  Exhibit 99.2
TENDER AND VOTING AGREEMENT
RECITALS
EXHIBIT A
IRREVOCABLE PROXY Dated: , 2008